CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report on Form 10-KSB for the year ended Setember 30, 2002 of telcoBlue, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Ron McIntyre, Chairman and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                 /s/ Ron McIntyre
                                 ----------------
                                 Ron McIntyre, Chairman and
                                 Chief Executive Officer
                                 March 21, 2003